EXHIBIT 21

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

1	APEI UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
2	Beteiligungen Sonoco Deutschland Vermogensverwaltungsgesellschaft mbh, a 100%-owned foreign subsidiary, incorporated in Germany
3	Cap Liners Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
4	Colombiana P.M., LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
5	Conitex Sonoco (Mexico), S. de R.L. de C.V., a 100% owned foreign subsidiary, incorporated in Mexico
6	Conitex Sonoco Holding B.V., a 99.03% owned foreign subsidiary, incorporated in the Netherlands
7	Conitex Sonoco India Pvt. Ltd., a 99.03% owned foreign subsidiary, incorporated in India
8	Conitex Sonoco N.V., a 100%-owned foreign subsidiary, incorporated in Curacao
9	Conitex Sonoco Shanghai Ltd., a 99.03% owned foreign subsidiary, incorporated in China
10	Conitex Sonoco Suzhou Co. Ltd., a 99.03% owned foreign subsidiary, incorporated in China
11	Conitex Sonoco Taiwan Ltd., a 99.03% owned foreign subsidiary, incorporated in Taiwan
12	Conitex Sonoco USA, Inc., a 100%-owned domestic subsidiary, incorporated in North Carolina
13	Conitex Sonoco, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
14	Convex Mold, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
15	Corenso North America, a 100%-owned domestic subsidiary, incorporated in Delaware
16	Corenso Richmond, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
17	Crown Cans Ghana Limited, a 85.2%-owned foreign subsidiary, incorporated in Ghana
18	Sonoco Aerosols & Promotional Metal Packaging Netherland B.V., a 100%-owned foreign subsidiary, incorporated in Netherlands
19	Sonoco Embalajes Metalicos Espana, S.A.U, a 100%-owned foreign subsidiary, incorporated in Spain
20	Sonoco Metal Packaging Aerosols UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
21	Sonoco Metal Packaging Belgium BV/SRL, a 100%-owned foreign subsidiary, incorporated in Belgium
22	Sonoco Metal Packaging Closures Spain, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
23	Sonoco Metal Packaging France S.A.S., a 100%-owned foreign subsidiary, incorporated in France
24	Sonoco Metal Packaging Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
25	Sonoco Metal Packaging Germany Services GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
26	Sonoco Metal Packaging Group Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
27	Sonoco Metal Packaging Group UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
28	Sonoco Metal Packaging Hellas Single Member S.A., a 100%-owned foreign subsidiary, incorporated in Greece
29	Sonoco Metal Packaging Holdings Germany GmbH, a 100%-owned foreign subsidiary, incorproated in Germany
30	Sonoco Metal Packaging Holdings UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
31	Sonoco Metal Packaging Strategic Holdings B.V., a 100%-owned foreign subsidiary, incorporated in Netherlands
32	Sonoco Metal Packaging Ireland Limited, a 100%-owned foreign subsidiary, incorporated in Ireland
33	Sonoco Metal Packaging Italia Srl, a 100%-owned foreign subsidiary, incorporated in Italy
34	Eviosys Packaging Kuban, a 100%-owned foreign subsidiary, incorporated in Russia
35	Sonoco Metal Packaging Magyarorzag Kft, a 100%-owned foreign subsidiary, incorporated in Hungary
36	Eviosys Packaging Maroc, a 99.34%-owned foreign subsidiary, incorporated in Morocco
37	Sonoco Metal Packaging Netherlands Investments BV, a 100%-owned foreign subsidiary, incorporated in Netherlands
38	Sonoco Metal Packaging Polska SP z.o.o., a 100%-owned foreign subsidiary, incorporated in Poland
39	Sonoco Metal Packaging Portugal, S.A., a 100%-owned foreign subsidiary, incorporated in Portugal
40	Sonoco Metal Packaging Services France S.A.S., a 100%-owned foreign subsidiary, incorporated in France
41	Eviosys Packaging SIEM, a 85.2%-owned foreign subsidiary, incorporated in Ivory Coast
42	Eviosys Packaging Societe Malgached'Emballages Metalliques, a 99.87%-owned foreign subsidiary, incorporated in Madagascar
43	Sonoco Metal Packaging Switzerland GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
44	Sonoco Metal Packaging (Thailand) Limited , a 100%-owned foreign subsidiary, incorporated in Thailand

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

45	Sonoco Metal Packaging Turkey Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
46	Sonoco Metal Packaging Commercial UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
47	Eviosys Packaging West Africa, a 100%-owned foreign subsidiary, incorporated in Ghana
48	Sonoco Metal Packaging Services Iberia, S.L.U, a 100%-owned foreign subsidiary, incorporated in Spain
49	Sonoco Promotional Metal Packaging UK Limited, a 100%-owned foreign subsidiary, incorporated in UK
50	Friarsgate Studio Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
51	Grove Mill Paper Company Limited, a 99.9%-owned foreign subsidiary, incorporated in the United Kingdom
52	Gunther of America, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
53	Hartsville Corrugating, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
54	Industrial Machine Co., Inc., a 100%-owned domestic subsidiary, incorporated in Missouri
55	Innerpac Holding Company, a 100%-owned domestic subsidiary, incorporated in Delaware
56	Inversiones Sonoco Limitada, a 100%-owned foreign subsidiary, incorporated in Chile
57	Sonoco Metal Packaging EMEA Finance, a 100%-owned foreign subsidiary, incorporated in Netherlands
58	Manufacturas Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
59	PT Papertech Indonesia, a 99.03% owned foreign subsidiary, incorprated in Indonesia
60	PT Sonoco Indonesia, a 99.03%-owned foreign subsidiary, incorporated in Indonesia
61	RTS Embalajes de Argentina, a 100%-owned foreign subsidiary, incorporated in Argentina
62	RTS Embalajes de Chile LTDA, a 100%-owned foreign subsidiary, incorporated in Chile
63	RTS Empacques S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
64	RTS Innerpac, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
65	RTS Packaging Foreign Holdings, LLC a 100%-owned domestic subsidiary, incorporated in Georgia
66	RTS Packaging, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
67	Sebro Plastics, Inc., a 100%-owned domestic subsidiary, incorporated in Michigan
68	Skjern Paper Aps, a 100%- owned foreign subsidiary, incorporated in Denmark
69	SMB GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
70	SMP I, LLC, a 100%- owned domestic subsidiary, incorporated in Delaware
71	Sonoco (Shanghai) Co., Ltd, a 99.03%-owned foreign subsidiary, incorporated in China
72	Sonoco (Taicang) Packaging Co., Ltd, a 99.03%-owned foreign subsidiary, incorporated in China
73	Sonoco Absorbent Technologies Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
74	Sonoco Absorbent Technologies, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
75	Sonoco Tubes & Cores Poland Sp Z.O.O, a 100%-owned foreign subsidiary, incorporated in Germany
76	Sonoco N.V., a 100%-owned foreign subsidiary, incorporated in Belgium
77	Sonoco Alcore Nederland B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
78	Sonoco Ambalaj Sanayi Ve Ticaret Limited Sirketi, a 100%-owned foreign subsidiary, incorporated in Turkey
79	Sonoco Asia Holding Pte Ltd, a 99.03%-owned foreign subsidiary, incorporated in Singapore
80	Sonoco Asia, L.L.C., a 99.03%-owned domestic subsidiary, incorporated in Delaware
81	Sonoco Australia Pty Ltd, a 100%-owned foreign subsidiary, incorporated in Australia
82	Sonoco Bonmati, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
83	Sonoco Canada Corporation, a 100%-owned foreign subsidiary, incorporated in Canada
84	Sonoco Consumer Products Dordrecht B.V. (fka Dorpak B.V.), a 100%-owned foreign subsidiary, incorporated in Netherlands
85	Sonoco Consumer Products Europe GmbH (fka Weidenhammer Packaging Group GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
86	Sonoco Consumer Products Greencan, a 100%-owned foreign subsidiary, incorporated in France
87	Sonoco Consumer Products Hellas S.A. (fka Weidenhammer Hellas S.A.), a 100%-owned foreign subsidiary, incorporated in Greece
88	Sonoco Consumer Products Mechelen BVBA (fka Weidenhammer Belgium BVBA), a 100%-owned foreign subsidiary, incorporated in Belgium
89	Sonoco Consumer Products Montanay SAS (fka Neuvibox SAS), a 100%-owned foreign subsidiary, incorporated in France

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

90	Sonoco Consumer Products Poland Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
91	Sonoco Consumer Products SAS, a 100%-owned foreign subsidiary, incorporated in France
92	Sonoco Consumer Products South Africa (PTY) Ltd., a 100%-owned foreign subsidiary, incorporated in South Africa
93	Sonoco Consumer Products Zwenkau GmbH (fka fka Weidenhammer Plastice Packaging GmbH), a 100%-owned foreign subsidiary, incorporated in Germany
94	Sonoco Cores and Paper Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
95	Sonoco de Colombia Ltda, a 100%-owned foreign subsidiary, incorporated in Colombia
96	Sonoco Deutschland GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
97	Sonoco Deutschland Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
98	Sonoco Development, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
99	Sonoco do Brazil Ltda, a 100%-owned foreign subsidiary, incorporated in Brazil
100	Sonoco Holdings UK Limited, a 100%-owned domestic subsidiary, dually incorporated in Delaware and in the United Kingdom
101	Sonoco Holdings, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
102	Sonoco Hutchinson, LLC, a 100%-owned domestic subsidiary, incorporated in Kansas
103	Sonoco Iberia, S.L.U., a 100%-owned foreign subsidiary, incorporated in Spain
104	Sonoco Industrial Plastics, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
105	Sonoco International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
106	Sonoco IPD France SAS, a 100%-owned foreign subsidiary, incorporated in France
107	Sonoco Italia S.r.l., a 100%-owned foreign subsidiary, incorporated in Italy
108	Sonoco Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
109	Sonoco Luxembourg S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
110	Sonoco Metal Packaging Holdings, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
111	Sonoco Metal Packaging, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
112	Sonoco Milnrow, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
113	Sonoco Netherlands Holding II BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
114	Sonoco Netherlands Holding III BV, a 100%-owned foreign subsidiary, incorporated in the Netherlands
115	Sonoco New Zealand Limited, a 100%-owned foreign subsidiary, incorporated in New Zealand
116	Sonoco Operadora S. de R.L. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
117	Sonoco Packaging Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
118	Sonoco Paper Mill & IPD Hellas SA, a 100%-owned foreign subsidiary, incorporated in Greece
119	Sonoco Paperboard Group, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
120	Sonoco Partitions Holding, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
121	Sonoco Partitions, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
122	Sonoco Phoenix, LLC, a 100%-owned domestic subsidiary, incorporated in Ohio
123	Sonoco Pina, S.A.U., a 100%-owned foreign subsidiary, incorporated in Spain
124	Sonoco Plastics B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
125	Sonoco Plastics Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
126	Sonoco Poland Holdings B.V., a 100%-owned foreign subsidiary, incorporated in the Netherlands
127	Sonoco Polysack A/S, Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
128	Sonoco Polysack Limited, a 100%-owned domestic subsidiary, dually incorporated in South Carolina and in the United Kingdom
129	Sonoco Products Company UK, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
130	Sonoco Products Malaysia Sdn Bhd, a 99.03%-owned foreign subsidiary, incorporated in Malaysia
131	Sonoco Recycling - International Trade Group, LLC (fka Reparco USA, Inc.), a 100%-owned domestic subsidiary, incorporated in California
132	Sonoco Recycling, LLC, a 100%-owned domestic subsidiary, incorporated in North Carolina
133	Sonoco Reels Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
134	Sonoco SAS, a 100%-owned foreign subsidiary, incorporated in France

SONOCO PRODUCTS COMPANY AND CONSOLIDATED SUBSIDIARIES
SUBSIDIARIES OF THE REGISTRANT

135	Sonoco Saudi Limited Company, a 51%-owned foreign subsidiary, incorporated in Saudi Arabia
136	Sonoco Services, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
137	Sonoco Singapore Pte. Ltd., a 99.03%-owned foreign subsidiary, incorporated in Singapore
138	Sonoco Sweden AB, a 100%-owned foreign subsidiary, incorporated in Sweden
139	Sonoco Taiwan Ltd, a 99.03%-owned foreign subsidiary, incorporated in Taiwan
140	Sonoco Thailand Ltd, a 99.03%-owned foreign subsidiary, incorporated in Thailand
141	Sonoco Tudela, S.L. a 100% owned foreign subsidiary, incorporated in Spain
142	Sonoco Tubes & Cores Germany GmbH, a 100%-owned foreign subsidiary, incorporated in Germany
143	Sonoco Venture International Holdings GmbH, a 100%-owned foreign subsidiary, incorporated in Switzerland
144	Sonoco Ventures UK Limited, a 100%-owned foreign subsidiary, incorporated in the United Kingdom
145	Sonoco Wisconsin Rapids Core Plant, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
146	Sonoco Wisconsin Rapids Paper Mill, LLC a 100%-owned domestic subsidiary, incorporated in Delaware
147	Sonoco Wisconsin Rapids, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
148	Sonoco, S.A. de C.V., a 100%-owned foreign subsidiary, incorporated in Mexico
149	Sonoco-Alcore AS, a 100%-owned foreign subsidiary, incorporated in Norway
150	Sonoco Finland Oy, a 100%-owned foreign subsidiary, incorporated in Finland
151	Sonoco-Alcore S.a.r.l., a 100%-owned foreign subsidiary, incorporated in Luxembourg
152	Sonoco-Alcore Sp. Z.O.O., a 100%-owned foreign subsidiary, incorporated in Poland
153	SPC Capital Management, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
154	SPC Global, Inc. (f/k/a Sonoco Luxembourg Holding S.a.r.l.), a 100%-owned domestic subsidiary, incorporated in Delaware
155	SPC Liquidation, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
156	SPC Management, LLC, a 100%-owned domestic subsidiary, incorporated in Delaware
157	SPC Mexico Holdings, Inc.,a 100%- owned domestic subsidiary, incorporated in Delaware
158	SPC Resources, Inc., a 100%-owned domestic subsidiary, incorporated in Delaware
159	SR Holdings of the Carolinas, LLC, a 100%-owned domestic subsidiary, incorporated in South Carolina
160	EMEA Metal Packaging Holdings I, a 100%-owned foreign subsidiary, incorporated in Netherlands
161	Tubo-Tec Nordeste Industria, 100% -owned foreign subsidiary, incorporated in Brazil
162	U.S. Paper Mills Corp., a 100%-owned domestic subsidiary, incorporated in Wisconsin
163	Sonoco Consumer Products Chile SpA (fka Weidenhammer Chile)
164	Weidenhammer UK Ltd., 100%-owned foreign subsidiary, incorporated in the United Kingdom
165	Wisenberg U.S., Inc., a 100%-owned domestic subsidiary, incorporated in South Carolina
166	Sonoco India Performance Hub Private Limited Company, a 100%-owned foreign subsidiary, incorporated in India